UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2020

Lilis Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-35330	74-3231613
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 West 7th Street, Suite 400 Fort Worth, TX 76102 (Address of principal executive office, including zip code)

(817) 720-9585
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Item 8.01	Other Events.

As previously disclosed, on June 28, 2020, Lilis Energy, Inc., a Nevada corporation (the “Company”), and its consolidated subsidiaries Brushy Resources, Inc., ImPetro Operating LLC, ImPetro Resources, LLC, Lilis Operating Company, LLC and Hurricane Resources LLC (collectively, the “Filing Subsidiaries” and, together with the Company, collectively, the “Debtors”) filed voluntary petitions seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) commencing cases for relief under Chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”).  In connection with the Chapter 11 Cases, on June 30, 2020, the Company entered into that certain Senior Secured Super-Priority Debtor-in-Possession Credit Agreement (as amended on August 17, 2020, August 21, 2020, August 28, 2020, September 8, 2020, September 30, 2020, and October 7, 2020, the “DIP Credit Agreement”) with the Filing Subsidiaries, as guarantors, BMO Harris Bank N.A., as administrative agent (the “Administrative Agent”), and the lenders party thereto (the “Lenders”).

As previously disclosed, on October 7, 2020, the Company, the Filing Subsidiaries, the Administrative Agent and the Lenders entered into a Sixth Amendment (the “Sixth Amendment”) to the DIP Credit Agreement, in which, among other things, the parties agreed that any future extension of the dates for the milestones of the Chapter 11 Cases as specified in the DIP Credit Agreement may be adopted by email agreement. On October 29, 2020, in accordance with the Sixth Amendment to the DIP Credit Agreement, the Company, the Filing Subsidiaries, the Administrative Agent and the Lenders agreed by email to extend (i) the date by which an Auction (as defined in the DIP Credit Agreement) must have occurred if the Debtors have received more than one qualifying bid satisfying the Approved Bidding Procedures (as defined in the DIP Credit Agreement) and (ii) the date by which an Approved Sale (as defined in the DIP Credit Agreement) is required to close.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lilis Energy, Inc.

Date: October 30, 2020

By: /s/ Joseph C. Daches

Joseph C. Daches

Chief Executive Officer, President, and Chief Financial Officer

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